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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 18, 1995


                              EAGLE FINANCIAL CORP.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-15311                   06-1194047
---------------------------           ----------                 -------------
(State or Other Jurisdiction          (Commission                (IRS Employer
    of Incorporation)                 File Number)               Identification
                                                                    Number)


222 Main Street, P.O. Box 1157, Bristol, Connecticut                 06010
----------------------------------------------------                ---------
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (860) 314-6400







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Item 5.  Other Events.
----------------------

                  On December 18, 1995, Eagle Financial Corp. announced that its wholly owned subsidiary, Eagle Federal Savings Bank (the "Bank"), entered into a definitive agreement with Union Savings Bank of Danbury, Connecticut ("Union Savings"), to sell the deposits, certain deposit related loans and the seven branch offices operated by Eagle in the Danbury, Connecticut banking market area.

                  The seven branch  offices are located in  Brookfield,  Danbury
(3), New Fairfield, Newtown and Ridgefield, Connecticut, and have approximately $181 million of deposits. Union Savings will pay a deposit premium of nine percent of the deposit liabilities assumed. Union Savings will purchase all real property and assume all lease obligations related to the seven branch offices. Furthermore, Union Savings will acquire certain deposit related loans attributed on the records of the Bank to the seven branches, including loans secured by deposit accounts, loans created as a result of an overdraft of a check or similar instrument and loans created by writing a check or similar instrument utilizing an established line of credit.

                  The December 18, 1995 press release is attached as Exhibit 99. The terms of the transaction are as set forth in the definitive agreement with Union Savings, a copy of which is attached as Exhibit 2 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------

                  (c) Exhibits

                      2. Purchase and Assumption Agreement between Eagle Federal Savings Bank and Union Savings Bank of Danbury*

                      99.    Press Release dated December 18, 1995


* All schedules to the Agreement are omitted, but are listed therein. Pursuant to Item 601(b)(2) of Regulation S-K (17 C.F.R. ss. 226.601(b)(2)), Eagle Financial Corp. will furnish supplementally a copy of any omitted schedule to the Commission upon request.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  February 29, 1996                   EAGLE FINANCIAL CORP.



                                           By:  /s/ Robert J. Britton
                                              -------------------------
                                                Robert J. Britton
                                                President and Chief Executive
                                                Officer


Attest:



/s/ Mark J. Blum
----------------
Mark J. Blum
Vice President and
  Chief Financial Officer


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                                  EXHIBIT INDEX


                                                                 Page Number in
Exhibit Number    Exhibit                            Sequential Numbering System
-------------     -------                            ---------------------------

           2.     Purchase and Assumption  Agreement
                  between Eagle Federal Savings Bank and Union
                  Savings Bank of Danbury
           99.    Press Release dated December 18, 1995

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